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                                                                   EXHIBIT 10.12
                                                                   -------------
                           INDEMNIFICATION AGREEMENT

          This Agreement is made as of the _____ day of __________ 2000, by and between Proton Energy Systems, Inc., a Delaware corporation (the "Corporation), and ____________________ ("Indemnitee"), a director or officer of the Corporation.

          WHEREAS, it is essential to the Corporation to retain and attract as directors and officers the most capable persons available, and

          WHEREAS, the substantial increase in corporate litigation subjects directors and officers to expensive litigation risks at the same time that the availability of directors' and officers' liability insurance has been severely limited, and

          WHEREAS, it is now and has always been the express policy of the Corporation to indemnify its directors and officers so as to provide them with the maximum possible protection permitted by law, and

          WHEREAS, Indemnitee does not regard the protection available under the Corporation's Certificate of Incorporation and insurance as adequate in the present circumstances, and may not be willing to serve or continue to serve as a director or officer without adequate protection, and

          WHEREAS, the Corporation desires Indemnitee to serve, or continue to serve, as a director or officer of the Corporation.

          NOW THEREFORE, the Corporation and Indemnitee do hereby agree as follows:

          1.   Agreement to Serve.  Indemnitee agrees to serve or continue to
               ------------------
serve as a director or officer of the Corporation for so long as Indemnitee is duly elected or appointed or until such time as Indemnitee tenders Indemnitee's resignation in writing.

          2.   Definitions.  As used in this Agreement:
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               (a)  The term "Proceeding" shall include any threatened, pending or completed action, suit, arbitration, alternative dispute resolution proceeding, administrative hearing or other proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, and any appeal therefrom.

               (b) The term "Corporate Status" shall mean the status of a person who is or was a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, trustee, member, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise.

               (c) The term "Expenses" shall include, without limitation, attorneys' fees, retainers, court costs, transcript costs, fees and expenses of experts, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and other disbursements or expenses of the types customarily incurred in connection with investigations,
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judicial or administrative proceedings or appeals, but shall not include the amount of judgments, fines or penalties against Indemnitee or amounts paid in settlement in connection with such matters.

               (d) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

          3.   Indemnification in Third-Party Proceedings.  The Corporation
               ------------------------------------------
shall indemnify Indemnitee in accordance with the provisions of this Paragraph 3 if Indemnitee was or is a party to or threatened to be made a party to or otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor) by reason of the Indemnitee's Corporate Status or by reason of any action alleged to have been taken or omitted in connection therewith, against all Expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by Indemnitee or on his behalf in connection with such Proceeding, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to of any criminal Proceeding, had no reasonable cause to believe that his conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent,
                                         ---- ----------
shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that his conduct was unlawful.

          4.   Indemnification in Proceedings by or in the Right of the
               --------------------------------------------------------
Corporation.  The Corporation shall indemnify Indemnitee in accordance with the
-----------
provisions of this Paragraph 4 if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the Indemnitee's Corporate Status or by reason of any action alleged to have been taken or omitted in connection therewith, against all Expenses and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by Indemnitee or on his behalf in connection with such Proceeding, if he acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Paragraph 4 in respect of any claim, issue, or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as the Court of Chancery or such other court shall deem proper.

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          5.   Exceptions to Right of Indemnification.  Notwithstanding anything
               --------------------------------------
to the contrary in this Agreement, except as set forth in Paragraph 10, the Corporation shall not indemnify the Indemnitee in connection with a Proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. Notwithstanding anything to the contrary in this Agreement, the Corporation shall not indemnify the Indemnitee to the extent the Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to the Indemnitee and the Indemnitee is subsequently reimbursed from the proceeds of insurance, the Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement.

          6.   Indemnification of Expenses of Successful Party.  Notwithstanding
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any other provision of this Agreement, to the extent that Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred by him or on his behalf in connection therewith. Without limiting the foregoing, if any Proceeding or any claim, issue or matter therein is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee,
(ii) an adjudication that the Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by the Indemnitee, (iv) an adjudication that
                  ---------------
the Indemnitee did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe his conduct was unlawful, the Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

          7.   Notification and Defense of Claim.  As a condition precedent to
               ---------------------------------
his right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any Proceeding for which indemnity will or could be sought by him and provide the Corporation with a copy of any summons, citation, subpoena, complaint, indictment, information or other document relating to such Proceeding with which he is served. With respect to any Proceeding of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided below in this Paragraph 7. The Indemnitee shall have the right to employ his own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Agreement. The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have

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reasonably made the conclusion provided for in clause (ii) above. The
Corporation shall not be required to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without its written consent. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Corporation nor the Indemnitee will unreasonably withhold their consent to any proposed settlement.

          8.   Advancement of Expenses.  Subject to the provisions of
               -----------------------
Paragraph 9 below, in the event that the Corporation does not assume the defense pursuant to Paragraph 7 of this Agreement of any Proceeding to which the Indemnitee was or is a party or is threatened to be made a party by reason of his Corporate Status or by reason of any action alleged to have been taken or omitted in connection therewith and of which the Corporation receives notice under this Agreement, any Expenses incurred by the Indemnitee or on his behalf in defending such Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding; provided, however, that the payment of
                                      --------  -------
such Expenses incurred by the Indemnitee or on his behalf in advance of the final disposition of such Proceeding shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Agreement. Such undertaking shall be accepted without reference to the financial ability of the Indemnitee to make repayment.

          9.   Procedure for Indemnification.  In order to obtain
               -----------------------------
indemnification or advancement of Expenses pursuant to Paragraphs 3, 4, 6 or 8 of this Agreement, Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification or advancement of Expenses. Any such indemnification or advancement of Expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests under Paragraphs 3, 4 or 8 the Corporation determines within such 60-day period that such Indemnitee did not meet the applicable standard of conduct set forth in Paragraph 3 or 4, as the case may be. Such determination, and any determination that advanced Expenses must be repaid to the Corporation, shall be made in each instance (a) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the Proceeding ("disinterested directors"), whether or not a quorum, (b) by a committee of disinterested directors designated by a majority vote of disinterested directors, whether or not a quorum, (c) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by applicable law, be regular legal counsel to the Corporation) in a written opinion to the Board, or (d) by the stockholders.

          10.  Remedies.  The right to indemnification or advancement of
               --------
Expenses as provided by this Agreement shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within the 60-day period referred to above in Paragraph 9. Unless otherwise required by law, the burden of proving that indemnification is not appropriate shall be on the Corporation. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the

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applicable standard of conduct, nor an actual determination by the Corporation pursuant to Paragraph 9 that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee's expenses (of the type described in the definition of "Expenses" in Paragraph 2(c)) reasonably incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such Proceeding shall also be indemnified by the Corporation.

          11.  Partial Indemnification.  If Indemnitee is entitled under any
               -----------------------
provision of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments, fines, penalties or amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any Proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines, penalties or amounts paid in settlement to which Indemnitee is entitled.

          12.  Subrogation.  In the event of any payment under this Agreement,
               -----------
the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

          13.  Term of Agreement.  This Agreement shall continue until and
               -----------------
terminate upon the later of (a) six years after the date that Indemnitee shall have ceased to serve as a director or officer of the Corporation or, at the request of the Corporation, as a director, officer, partner, trustee, member, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise or (b) the final termination of all Proceedings pending on the date set forth in clause (a) in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Paragraph 10 of this Agreement relating thereto.

          14.  Indemnification Hereunder Not Exclusive.  The indemnification and
               ---------------------------------------
advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Certification of Incorporation, the By-Laws, any agreement, any vote of stockholders or disinterested directors, the General Corporation Law of Delaware, any other law (common or statutory), or otherwise, both as to action in his official capacity and as to action in another capacity while holding office for the Corporation. Nothing contained in this Agreement shall be deemed to prohibit the Corporation from purchasing and maintaining insurance, at its expense, to protect itself or the Indemnitee against any expense, liability or loss incurred by it or him in any such capacity, or arising out of his status as such, whether or not the Indemnitee would be indemnified against such expense, liability or loss under this Agreement; provided that the Corporation shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

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          15.  No Special Rights.  Nothing herein shall confer upon Indemnitee
               -----------------
any right to continue to serve as an officer or director of the Corporation for any period of time or at any particular rate of compensation.

          16.  Savings Clause.  If this Agreement or any portion thereof shall
               --------------
be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify Indemnitee as to Expenses, judgments, fines, penalties and amounts paid in settlement with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated and to the fullest extent permitted by applicable law.

          17.  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall constitute the original.

          18.  Successors and Assigns.  This Agreement shall be binding upon the
               ----------------------
Corporation and its successors and assigns and shall inure to the benefit of the estate, heirs, executors, administrators and personal representatives of Indemnitee.

          19.  Headings.  The headings of the paragraphs of this Agreement are
               --------
inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

          20.  Modification and Waiver.  This Agreement may be amended from time
               -----------------------
to time to reflect changes in Delaware law or for other reasons. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof nor shall any such waiver constitute a continuing waiver.

          21.  Notices.  All notices, requests, demands and other communications
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hereunder shall be in writing and shall be deemed to have been given (i) when delivered by hand or (ii) if sent by reputable nationwide overnight courier service, one day after the date on which it is so sent:

          (a) if to the Indemnitee, to:

          (b) if to the Corporation, to:     Proton Energy Systems, Inc.
                                             Attn:  President
                                             50 Inwood Road
                                             Rocky Hill, CT  06067

              with a copy to:                Hale and Dorr LLP
                                             Attn:  William F. Winslow, Esq.
                                             Reston Town Center
                                             11951 Freedom Drive
                                             Reston, VA  20190

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or to such other address as may have been furnished to Indemnitee by the
Corporation or to the Corporation by Indemnitee, as the case may be.

          22.  Applicable Law.  This Agreement shall be governed by, and
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construed and enforced in accordance with, the laws of the State of Delaware.

          23.  Enforcement.  The Corporation expressly confirms and agrees that
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it has entered into this Agreement in order to induce Indemnitee to continue to serve as a director of the Corporation, and acknowledges that Indemnitee is relying upon this Agreement in continuing in such capacity.

          24.  Entire Agreement.  This Agreement sets forth the entire
               ----------------
agreement of the parties hereto in respect of the subject matter contained herein and supercedes all prior agreements, whether oral or written, by any officer, employee or representative of any party hereto in respect of the subject matter contained herein; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled. For avoidance of doubt, the parties confirm that the foregoing does not apply to or limit the Indemnitee's rights under Delaware law or the Corporation's Certificate of Incorporation or bylaws.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                             PROTON ENERGY SYSTEMS, INC.


                                             By: ______________________________
                                                 Name:
                                                 Title:


                                             INDEMNITEE


                                             ______________________________
                                             Name:

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